RESTRICTIONS ON CASH AND AMOUNTS DUE FROM BANKS	12 Months Ended
Dec. 31, 2014
RESTRICTIONS ON CASH AND AMOUNTS DUE FROM BANKS [Abstract]
Cash and Cash Equivalents Disclosure [Text Block]
RESTRICTIONS ON CASH AND AMOUNTS DUE FROM BANKS

The Bank is required to maintain cash reserve balances against its respective transaction accounts and non-personal time deposits.  At December 31, 2014 and 2013, the Bank was required to maintain cash and liquid asset reserves of $1.6 million and $1.4 million, respectively.